Exhibit 99.1

DevvStream and Southern Energy Renewables Announce Business Combination Targeting Low-Cost Production of Carbon-Negative SAF and Green Methanol

Combination integrates carbon-credit origination expertise with U.S.-produced, lower-cost carbon-negative fuels to meet growing global demand

Southern secures a $402 million bond allocation from the Louisiana Community Development Authority in support of its flagship biomass-to-fuel facility
Southern makes initial PIPE Investment in DevvStream of approximately $2.0 million at $15.58 per share
SACRAMENTO, California and NEW ORLEANS, Louisiana, December 3, 2025 — DevvStream Corp. (Nasdaq: DEVS) (“DevvStream”), a leading carbon management and environmental-asset monetization firm, and Southern Energy Renewables Inc. (“Southern”), a U.S.-based producer of low-cost fuels made from biomass, with a flagship Louisiana project that plans to utilize regional wood-waste biomass to deliver green methanol and carbon-negative sustainable aviation fuel (“SAF”) at scale, today announced that they have entered into a definitive agreement to combine under a new U.S.-domiciled, Nasdaq-listed company, following customary closing conditions.

The new company plans to help aviation and maritime operators meet tightening global mandates from regulations such as ReFuelEU and organizations such as the International Maritime Organization (“IMO”) by creating a U.S.–built, integrated clean‑fuels platform anchored in Louisiana, using domestic feedstock and workforce to produce carbon‑negative SAF and green methanol at commercial scale. Operationally, the combined company is expected to have two divisions: one focused on climate solutions that generate environmental assets, and one centered on clean fuels and products, with an initial focus on a previously announced Louisiana biomass‑to‑fuel facility.

The new platform’s anticipated SAF pathway, combined with DevvStream’s environmental‑asset capabilities, is aimed at reducing the cost burden that slows alternative fuel adoption today. Management expects to utilize federal incentives early while targeting cost‑competitiveness even without these incentives, supported by various co‑products produced during the SAF process. The company also plans to leverage early airline and maritime offtaker engagement. For investors, this reframes DevvStream from a micro‑cap services profile to a financeable, industrial fuels and credits business with long‑duration revenue potential and scalability. The new company is expected to be led by Carl Stanton as CEO and operate under the name Southern Energy Renewables. Closing of the business combination is currently expected to occur in the first half of 2026.

“Aviation and maritime operators are facing some of the most ambitious decarbonization mandates globally, and most of them want to comply,” said Carl Stanton, Chairman of DevvStream. “But today’s renewable fuel options remain materially more expensive than fossil fuels, which is slowing adoption and creating a practical barrier to transitioning at the pace regulators envision. This merger matters now because Southern’s technology, low-cost feedstock, and development platform, combined with DevvStream’s environmental-asset capabilities, are aimed at reducing that cost burden and enabling compliance at scale.”

“The State of Louisiana continues to serve as an important partner in the development of this initiative, and we expect that it will continue to support the project moving forward,” said Jay Patel, Chief Executive Officer of Southern Energy Renewables. “We believe Louisiana’s combination of feedstock availability, logistics infrastructure, and experienced workforce creates a strong platform for long-term competitiveness, and we look forward to expanding our partnership with the State as we work to strengthen the nation’s energy leadership and supply global markets in a way that supports our expanding economy.”

“Our roadmap is designed to deliver clean fuels at industrial scale with a clear cost advantage, creating an advanced platform with the potential to effectively compete with China and the rest of the world,” said Nevin Smalls, Chief Strategy Officer of Southern Energy Renewables. “Our biomass-waste-to-methanol-to-SAF pathway relies on proven technologies and integrated carbon capture, targeting one of the lowest lifecycle-carbon profiles in the market.”

Regarding the transaction, Stanton added, “We are excited that Southern has agreed to make an initial approximately $2.0 million PIPE investment in DevvStream at $15.58 per share. This recognizes DevvStream’s core business and the strategic role its carbon-monetization business plays in lowering effective costs for customers. This also recognizes Southern’s industrial scale and capital intensity while giving DevvStream shareholders a substantial stake in a larger, more diversified platform dedicated to the growing SAF and green methanol markets.”

Business Combination Highlights:

•	Ownership Structure: Upon closing, Southern equity holders are expected to own approximately 70% of the combined company, and DevvStream shareholders approximately 30%.
•	Initial Investment: Southern has completed an approximately $2.0 million investment in DevvStream through the acquisition of 128,370 shares at $15.58 per share (the “PIPE”).
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Accelerated Development and Capital Commitment: To accelerate development, Southern has committed to invest significant pre-closing capital to launch front-end engineering for its first commercial plant.

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Approvals and Closing Conditions: The proposed combination is subject to shareholder approvals, Nasdaq and other regulatory approvals, effectiveness of a Form S-4 registration statement, and other customary closing conditions.

Additional Information and Where to Find It

In connection with the proposed transaction, among DevvStream, Southern, Sierra Merger Sub, Inc. will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement of DevvStream that also constitutes a prospectus (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to stockholders of DevvStream. DevvStream and Southern may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that DevvStream and Southern (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY DEVVSTREAM OR SOUTHERN WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. DevvStream’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about DevvStream, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DevvStream will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com/investors/ or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com

Participants in the Solicitation

DevvStream, Southern and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from DevvStream’s stockholders in connection with the proposed transaction. Information regarding the directors and executive officers of DevvStream is contained in DevvStream’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that involve substantial risks and uncertainties. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern DevvStream’s or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: anticipated benefits of the transaction creating stockholder value or access to capital markets; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the occurrence of any event that could give rise to termination of any of the documents related to the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the uncertainty of obtaining shareholder and regulatory approvals, including shareholder approval from both parties and listing of the combined company’s common stock on Nasdaq; the uncertainty of DevvStream’s capital requirements and cash runway, including receipt by DevvStream of any necessary financing; market acceptance of the combined company; risks associated with the business of the combined company, , the risk related to Southern’s ability to obtain bond allocation from the Louisiana Community Development Authority in support of its flagship biomass-to-fuel facility and secure offtake agreements; general economic, financial, legal, political, and business conditions and other risks and uncertainties including those set forth in DevvStream’s Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and subsequent reports filed with SEC and Canadian securities regulatory authorities available on DevvStream’s profile at www.sedarplus.ca.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Any forward-looking statements speak only as of the date of this communication. Neither DevvStream or Southern undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on DevvStream’s website at www.devvstream.com/investors/ should be deemed to constitute an update or re-affirmation of these statements as of any future date.

About DevvStream
DevvStream (Nasdaq: DEVS) is a carbon management company focused on the development, investment, and sale of environmental assets worldwide, including carbon credits and renewable energy certificates. Visit devvstream.com for more information.

About Southern Energy Renewables
Southern Energy Renewables Inc. is a U.S.-based clean fuels, chemicals and products developer focused on advancing large-scale biomass-to-fuels projects. These projects are designed to produce carbon-negative SAF and green methanol, supported by integrated carbon capture and sequestration.
Visit southernenergyrenew.com for more information.

Contact
DEVS@alpha-ir.com
408.365.4348